Exhibit 99.5

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 30, 2020, the day before the cut-off date or meeting date. Have your proxy card in hand when you access SUNRUN INC. 225 BUSH STREET, SUITE 1400 the web site and follow the instructions to obtain your records and to create an SAN FRANCISCO, CA 94104 electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/RUN2020SM You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand and follow the instructions provided during the meeting. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 30, 2020, the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you submit your proxy card by mail, it must be received no later than 11:59 p.m. Eastern Time on September 30, 2020. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D21690-[TBD] KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SUNRUN INC. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. Approval of the Sunrun Share Issuance. To approve the issuance of shares of Sunrun common stock, par value $0.0001 per share, to Vivint Solar stockholders in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of July 6, 2020 (as it may be amended from time to time, the “merger agreement”), by and among Sunrun Inc. (“Sunrun”), Viking Merger Sub, Inc. and Vivint Solar, Inc. (the “Sunrun share issuance proposal”); and 2. Adjournment of the Sunrun Virtual Special Meeting. To approve the adjournment of the Sunrun virtual special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Sunrun virtual special meeting to approve the Sunrun share issuance proposal (the “Sunrun adjournment proposal”). Note: Sunrun will transact no other business at the Sunrun virtual special meeting, except such business as may properly be brought before the Sunrun virtual special meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon and date. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign and date. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Sunrun Virtual Special Meeting: The Notice, Joint Proxy Statement/Prospectus and Proxy Card are available at www.proxyvote.com. D21691-[TBD] THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SUNRUN INC. VIRTUAL SPECIAL MEETING OF STOCKHOLDERS OCTOBER 1, 2020 AT 8:00 A.M. PACIFIC TIME The undersigned stockholder(s) hereby appoint(s) Lynn Jurich and Edward Fenster, or either of them, as proxies, each with the power to appoint her or his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of voting stock of Sunrun that the stockholder(s) is/are entitled to vote at the Sunrun virtual special meeting to be held exclusively online via live webcast on October 1, 2020 at 8:00 a.m. Pacific Time, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If this proxy is signed but no such direction is made, this proxy will be voted as recommended by the Sunrun board of directors. If any other business is presented at the Sunrun virtual special meeting, this proxy will be voted by the above named proxies at the direction of the Sunrun board of directors. This proxy revokes any prior proxy given by the undersigned. Continued and to be signed on reverse side